EXHIBIT 99.1

Sun Healthcare Group, Inc.
Reports Net Income for the Second Quarter

Contact: Investor Inquiries (505) 468-2341
Media Inquiries (505) 468-4582

     Irvine, Calif. (Aug. 4, 2004) - Sun Healthcare Group, Inc. (NASDAQ: SUNH) today announced total net revenues of $212.7 million and net income of $7.3 million for the quarter ended June 30, 2004 (net income of $0.48 per share on a fully-diluted basis), compared with total net revenues of $203.9 million and a net loss of $11.6 million for the comparable quarter in 2003.

     The 2004 second-quarter net income included the reduction of $6.0 million of excess liability reserves for general and professional liability and workers' compensation insurance. The reduction of excess reserves for general and professional liabilities was $2.5 million, comprised of $2.0 million related to continuing operations for the first six months of the current year, $0.1 million related to continuing operations for prior periods and $0.4 million related to discontinued operations for prior periods. The reduction of reserves relating to workers' compensation insurance was $3.5 million, comprised of $1.0 million related to continuing operations for the first six months of the current year, $1.6 million related to continuing operations for prior periods and $0.9 million related to discontinued operations for prior periods. The 2004 second-quarter net income also included the forgiveness of $3.7 million of debt related to the refinancing of six inpatient facilities, a gain on discontinued operations of $1.7 million and a gain on sale of assets of $0.4 million. The 2003 second-quarter net loss included $5.6 million for loss on discontinued operations, a $2.8 million gain related to discounted payments to trade vendors and the recovery of bankruptcy-related preference payments and a $2.7 million gain on sale of assets.

     In July 2004, Sun commenced efforts to sell the portion of its laboratory and radiology operations located in California, which will be considered an asset held for sale in the third quarter of 2004. The California laboratory and radiology operations that Sun plans to sell contributed net revenues of $5.3 million and net operating losses of $3.6 million to Sun's laboratory and radiology services segment for the second quarter of 2004. Those net revenues and net operating losses will be reclassified into discontinued operations for the third quarter of 2004.

     "The second quarter demonstrates continued improvement in the company's financial performance year over year," said Richard K. Matros, chairman and chief executive officer. "Our operations show good progress and importantly, we have begun to show marked improvement in our workers' compensation and general and professional liability costs sooner than anticipated."

     Sun reported net revenues of $421.7 million and a net loss of $3.1 million for the six months ended June 30, 2004 compared with total net revenues of $399.8 million and a net loss of $24.8 million for the comparable period in 2003. Net revenues and net losses for the California laboratory and radiology operations for the six months ended June 30, 2004 were $6.7 million and $8.8 million, respectively. The net loss for the first six months included the reduction of excess liability reserves for insurances and the forgiveness of debt as discussed above. The 2004 six-month net loss also included a gain on sale of assets of $0.4 million and a gain on discontinued operations of $0.2 million. The 2003 six-month net loss included $11.5 million for loss on discontinued operations, a $4.1 million gain related to discounted payments to trade vendors and the recovery of bankruptcy-related preference payments and a $3.0 million gain on sale of assets.

Operating Results

     Net revenues from the inpatient services operations, which comprised 69.8 percent of Sun's total revenue from continuing operations for the quarter ended June 30, 2004 increased 7.9 percent from $137.6 million for the quarter ended June 30, 2003 to $148.5 million for the same period in 2004. The revenue gain primarily results from higher per diem rates in all payor categories and an increase in Medicare patients. EBITDAR for the continuing operations of inpatient services increased from $15.0 million for the quarter ended June 30, 2003 to $23.8 million for the same period in 2004.

     Sun's net revenues from its continuing ancillary business operations, comprised of SunDance Rehabilitation Corporation, CareerStaff Unlimited, Inc., SunPlus Home Health Services, Inc., and Sun Alliance Healthcare Services, Inc., net of intersegment eliminations, decreased $2.1 million from $66.2 million for the quarter ended June 30, 2003 to $64.1 million for the same period in 2004. EBITDAR for those operations decreased over the same period from $8.1 million to $3.8 million. The decrease was primarily attributable to the California laboratory and radiology operations that Sun is seeking to sell.

Second Quarter Highlights

     During the second quarter of 2004, Sun (i) divested two of its under-performing long-term care facilities, (ii) completed the restructure of the master lease of 33 facilities leased from Omega Healthcare Investors, Inc. (NYSE:OHI) and in that transaction converted approximately $7.8 million of rental obligations into 760,000 shares of its common stock plus a cash payment of $0.5 million, (iii) restructured $21.2 million of mortgage debt related to six facilities that became due in May 2004 as follows: $14.5 million was refinanced, $3.0 million was paid off, and $3.7 million was forgiven, and (iv) entered into option agreements that are exercisable in increments over a period of seven years to purchase nine entities that own nine facilities that it currently leases and operates in New Hampshire. Sun intends to divest five of its facilities and its California laboratory and radiology operations during 2004. Matros noted, "Although we are looking at opportunities to grow, the decision to sell our California laboratory and radiology business segment is the right decision for our company. After assessing the potential upside of this particular business unit, it simply is not enough to justify the investment in the continuing operations."

Conference Call

     Sun's senior management will hold a conference call to discuss its second quarter operating results on Thursday, Aug. 5, at 1 p.m. EDT/10 a.m. PDT. To listen to the conference call, dial (877) 516-8526 and refer to Sun Healthcare Group. A recording of the call will be available from 3 p.m. EDT on Aug. 5 until midnight EDT on Aug. 11 by calling (800) 642-1687 and using access code 8823401.

About Sun Healthcare Group, Inc.

     Sun Healthcare Group, Inc., with executive offices located in Irvine, California, owns SunBridge Healthcare Corporation and other affiliated companies that operate long-term and postacute care facilities in many states. In addition, the Sun Healthcare Group family of companies provides therapy through SunDance Rehabilitation Corporation, medical staffing through CareerStaff Unlimited, Inc., home care through SunPlus Home Health Services, Inc., and medical laboratory and mobile radiology services through SunAlliance Healthcare Services, Inc.

# # #

Statements made in this release that are not historical facts may be "forward-looking" statements (as defined in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties and are subject to change at any time. These forward-looking statements may include, but are not limited to, statements containing words such as "anticipate," "believe," "plan," "estimate," "expect," "hope," "intend," "may" and similar expressions. Factors that could cause actual results to differ materially include, but are not limited to, the following: continued compliance by the Company under its loan agreement; changes in Medicare and Medicaid reimbursements; efforts of third-party payors to control costs; the impact of federal and state regulations; changes in payor mix and payment methodologies; further consolidation of managed care organizations and other third-party payors; competition in our business; potential liability for losses not covered by, or in excess of, our insurance; competition for qualified staff in the healthcare industry; our ability to control operating costs, return to profitability and generate sufficient cash flow to meet operational and financial requirements; and the potential impact of an economic downturn or changes in the laws affecting our business in those markets in which we operate. More information on factors that could affect our business and financial results are included in our Annual Report on Form 10-K for the year ended Dec. 31, 2003, and other public filings made with the Securities and Exchange Commission, copies of which are available at Sun's web site, www.sunh.com.

    The forward-looking statements involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond our control. We caution investors that any forward-looking statements made by us are not guarantees of future performance. We disclaim any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONDENSED
CONSOLIDATED BALANCE SHEETS
(in thousands)

ASSETS
	June 30, 2004	December 31, 2003
	(unaudited)	(audited)
Current assets:
Cash and cash equivalents	$ 23,176	$ 25,574
Accounts receivable, net	110,607	109,775
Restricted cash	24,732	33,699
Other current assets	32,054	13,036

Total current assets	190,569	182,084

Property and equipment, net	60,704	59,532
Goodwill, net	3,834	3,834
Restricted cash, non-current	39,258	33,920
Other assets, net	17,828	21,028
Total assets	$ 312,193	$ 300,398
	============	============
LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
Current portion of long-term debt	$ 16,150	$ 24,600
Accounts payable	40,113	46,339
Accrued compensation and benefits	36,634	41,333
Accrued self-insurance obligations	53,163	59,029
Other accrued liabilities	64,074	68,160

Total current liabilities	210,134	239,461

Accrued self-insurance obligations, net of current portion	138,311	138,072
Long-term debt, net of current portion	40,944	54,278
Other long-term liabilities	31,046	34,985

Total liabilities	420,435	466,796

Stockholders' deficit	(108,242)	(166,398)
Total liabilities and stockholders' deficit	$ 312,193	$ 300,398
	============	============

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	For the Three Months Ended June 30, 2004	For the Three Months Ended June 30, 2003
	(unaudited)	(unaudited)

Total net revenues	$ 212,666	$ 203,856
Costs and expenses:
Operating salaries and benefits	124,264	123,018
Self insurance for workers' compensation and general and professional liability	7,736	8,509
Other operating costs	46,831	41,311
Facility rent expense	9,745	10,075
General and administrative expenses	15,281	13,891
Depreciation and amortization	1,834	1,950
Provision for losses on accounts receivable	3,026	3,090
Interest, net	1,841	6,252
Restructuring costs, net	453	4,201
Gain on sale of assets, net	(396)	(2,727)
Gain on extinguishment of debt, net	(3,734)	-
Total costs and expenses	206,881	209,570

Income (loss) before income taxes and discontinued operations	5,785	(5,714)
Income tax expense	164	240
Income (loss) before discontinued operations, net	5,621	(5,954)

Discontinued operations:
Loss from discontinued operations, net	(839)	(6,579)
Gain on disposal of discontinued operations, net	2,518	981
Gain (loss) on discontinued operations	1,679	(5,598)

Net income (loss)	$ 7,300	$ (11,552)
	============	===========

Basic and diluted earnings (loss)
per common and common equivalent share:
Income (loss) before discontinued operations, net	$ 0.37	$ (0.59)
Income (loss) on discontinued operations, net	0.11	(0.56)
Net income (loss)	$ 0.48	$ (1.15)
	============	===========
Shares used in computing earnings
(loss) per common share:
Basic	15,142	10,060
Diluted	15,206	10,060

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	For the Six Months Ended June 30, 2004	For the Six Months Ended June 30, 2003
	(unaudited)	(unaudited)

Total net revenues	$ 421,689	$ 399,777
Costs and expenses:
Operating salaries and benefits	252,411	242,846
Self insurance for workers' compensation and general and professional liability	20,643	18,042
Other operating costs	90,550	76,925
Facility rent expense	20,284	19,766
General and administrative expenses	31,757	33,149
Depreciation and amortization	3,644	3,831
Provision for losses on accounts receivable	5,721	4,450
Interest, net	3,957	10,641
Restructuring costs, net	1,288	5,920
Gain on sale of assets, net	(375)	(2,954)
Gain on extinguishment of debt, net	(3,734)	-
Total costs and expenses	426,146	412,616

Loss before income taxes and discontinued operations	(4,457)	(12,839)
Income tax (benefit) expense	(1,122)	490
Loss before discontinued operations	(3,335)	(13,329)

Discontinued operations:
Loss from discontinued operations, net	(1,051)	(12,820)
Gain on disposal of discontinued operations, net	1,261	1,314
Gain (loss) on discontinued operations	210	(11,506)

Net loss	$ (3,125)	$ (24,835)
	============	===========

Basic and diluted (loss) earnings
per common and common equivalent share:
Loss before discontinued operations, net	$ (0.24)	$ (1.33)
Gain (loss) on discontinued operations, net	0.01	(1.14)
Net loss	$ (0.23)	$ (2.47)
	============	===========
Shares used in computing (loss) earnings
per common share:
Basic	13,627	10,040
Diluted	13,627	10,040

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONDENSED
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	For the Three Months Ended June 30, 2004 (unaudited)	For the Three Months Ended June 30, 2003 (unaudited)
Cash flows from operating activities:
Net income (loss)	$ 7,300	$ (11,552)

Adjustments to reconcile net income (loss) to net cash used for operating activities, including discontinued operations:
Gain on extinguishment of debt, net	(3,734)	-
Depreciation and amortization	1,834	2,529
Amortization of favorable and unfavorable lease intangibles	(1,091)	(2,345)
Provision for losses on accounts receivable	3,018	5,977
Gain on sale of assets, net	(396)	(2,727)
Gain on disposal of discontinued operations, net	(2,518)	(981)
Restricted stock and stock option compensation	321	202
Other, net	984	347
Changes in operating assets and liabilities	(14,060)	(3,035)
Net cash used for operating activities before reorganization costs	(8,342)	(11,585)
Net cash paid for reorganization costs	(44)	(6,924)
Net cash used for operating activities	(8,386)	(18,509)
Cash flows from investing activities:
Capital expenditures, net	(3,060)	(4,121)
Proceeds from sale of assets held for sale	-	352
Repayment of long-term notes receivable	46	253
Net cash used for investing activities	(3,014)	(3,516)

Cash flows from financing activities:
Net borrowings under Revolving Loan Agreement	-	14,357
Long-term debt repayments	(3,419)	(1,260)
Net cash (used for) provided by financing activities	(3,419)	13,097

Net decrease in cash and cash equivalents	$ (14,819)	$ (8,928)
	============	==========

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONDENSED
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	For the Six Months Ended June 30, 2004 (unaudited)	For the Six Months Ended June 30, 2003 (unaudited)
Cash flows from operating activities:
Net loss	$ (3,125)	$ (24,835)

Adjustments to reconcile net loss to net cash (used for) provided by operating activities, including discontinued operations:
Gain on extinguishment of debt, net	(3,734)	-
Depreciation and amortization	3,644	5,870
Amortization of favorable and unfavorable lease intangibles	(2,224)	(4,929)
Provision for losses on accounts receivable	5,947	10,305
Gain on sale of assets, net	(375)	(2,954)
Gain on disposal of discontinued operations, net	(1,261)	(1,314)
Restricted stock and stock option compensation	566	540
Other, net	1,135	466
Changes in operating assets and liabilities	(31,817)	32,410
Net cash (used for) provided by operating activities before reorganization costs	(31,244)	15,559
Net cash paid for reorganization costs	(499)	(8,240)
Net cash (used for) provided by operating activities	(31,743)	7,319
Cash flows from investing activities:
Capital expenditures, net	(4,922)	(10,443)
Proceeds from sale of assets held for sale	-	352
Repayment of long-term notes receivable	56	671
Net cash used for investing activities	(4,866)	(9,420)

Cash flows from financing activities:
Net (payments) borrowings under Revolving Loan Agreement	(13,091)	4,144
Long-term debt repayments	(4,964)	(3,574)
Net proceeds from issuance of common stock	52,266	-
Net cash provided by financing activities	34,211	570

Net decrease in cash and cash equivalents	$ (2,398)	$ (1,531)
	============	==========

Sun Healthcare Group, Inc.

Reconciliation of Net Income (Loss) to EBITDA and EBITDAR
(in thousands)

	For the	For the
	Three Months Ended	Three Months Ended
	June 30, 2004	June 30, 2003
	(unaudited)	(unaudited)

Total net revenues	$ 212,666	$ 203,856

Net income (loss)	$ 7,300	$ (11,552)

Gain (loss) before discontinued operations, net	$ 5,621	$ (5,954)

Income tax expense	164	240

Restructuring costs	453	4,201

Gain on sale of assets, net	(396)	(2,727)

Gain on extinguishment of debt, net	(3,734)	-

Net segment income (loss)	$ 2,108	$ (4,240)

Interest, net	1,841	6,252

Depreciation and amortization	1,834	1,950

EBITDA	$ 5,783	$ 3,962

Facility rent	9,745	10,075

EBITDAR	$ 15,528	$ 14,037
	=============	============

EBITDA is defined as earnings before depreciation, amortization, interest expense, interest income, income tax expense (benefit), restructuring costs, net, gain on sale of assets, net and gain on extinguishment of debt, net and gain (loss) on discontinued operations. EBITDAR is defined as EBITDA before facility rent expense. EBITDA and EBITDAR are used by management to evaluate financial performance and resource allocation for each entity within the operating units and for the Company as a whole. EBITDA and EBITDAR are commonly used as analytical indicators within the healthcare industry and also serve as measures of leverage capacity and debt service ability. EBITDA and EBITDAR should not be considered as measures of financial performance under generally accepted accounting principles. As the items excluded from EBITDA and EBITDAR are significant components in understanding and assessing financial performance, EBITDA and EBITDAR should not be considered in isolation or as alternatives to net income, cash flows generated by operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity. Because EBITDA and EBITDAR are not measurements determined in accordance with generally accepted accounting principles and are thus susceptible to varying calculations, EBITDA and EBITDAR as presented may not be comparable to other similarly titled measures of other companies.

Sun Healthcare Group, Inc.

Reconciliation of Net Loss to EBITDA and EBITDAR
(in thousands)

	For the	For the
	Six Months Ended	Six Months Ended
	June 30, 2004	June 30, 2003
	(unaudited)	(unaudited)

Total net revenues	$ 421,689	$ 399,777

Net loss	$ (3,125)	$ (24,835)

Loss before discontinued operations, net	$ (3,335)	$ (13,329)

Income tax (benefit) expense	(1,122)	490

Restructuring costs	1,288	5,920

Gain on sale of assets, net	(375)	(2,954)

Gain on extinguishment of debt, net	(3,734)	-

Net segment loss	$ (7,278)	$ (9,873)

Interest, net	3,957	10,641

Depreciation and amortization	3,644	3,831

EBITDA	$ 323	$ 4,599

Facility rent	20,284	19,766

EBITDAR	$ 20,607	$ 24,365
	=============	============

EBITDA is defined as earnings before depreciation, amortization, interest expense, interest income, income tax expense (benefit), restructuring costs, net, gain on sale of assets, net and gain on extinguishment of debt, net and gain (loss) on discontinued operations. EBITDAR is defined as EBITDA before facility rent expense. EBITDA and EBITDAR are used by management to evaluate financial performance and resource allocation for each entity within the operating units and for the Company as a whole. EBITDA and EBITDAR are commonly used as analytical indicators within the healthcare industry and also serve as measures of leverage capacity and debt service ability. EBITDA and EBITDAR should not be considered as measures of financial performance under generally accepted accounting principles. As the items excluded from EBITDA and EBITDAR are significant components in understanding and assessing financial performance, EBITDA and EBITDAR should not be considered in isolation or as alternatives to net income, cash flows generated by operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity. Because EBITDA and EBITDAR are not measurements determined in accordance with generally accepted accounting principles and are thus susceptible to varying calculations, EBITDA and EBITDAR as presented may not be comparable to other similarly titled measures of other companies.

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
(in thousands)

For the Three Months Ended June 30, 2004
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Home Health Services	Laboratory & Radiology Services	Corporate	Consolidated

Total nonaffiliated net revenues	$ 148,547	$ 26,684	$ 13,628	$ 13,789	$ 10,005	$ 13	$ 212,666

Net segment income (loss)	$ 11,429	$ 3,514	$ 1,078	$ 776	$ (3,014)	$ (11,675)	$ 2,108

Interest, net	796	(4)	-	29	(46)	1,066	1,841

Depreciation and amortization	1,233	61	47	155	171	167	1,834

EBITDA	$ 13,458	$ 3,571	$ 1,125	$ 960	$ (2,889)	$ (10,442)	$ 5,783

Facility rent	8,674	218	193	449	211	-	9,745

EBITDAR	$ 22,132	$ 3,789	$ 1,318	$ 1,409	$ (2,678)	$ (10,442)	$ 15,528
	======	=======	=======	=======	=======	=======	=======

EBITDA margin	9.1%	13.4%	8.3%	7.0%	(28.9)%		2.7%

EBITDAR margin	14.9%	14.2%	9.7%	10.2%	(26.8)%		7.3%

EBITDA is defined as earnings before depreciation, amortization, interest expense, interest income, income tax expense (benefit), restructuring costs, net, gain on sale of assets, net and gain on extinguishment of debt, net and gain (loss) on discontinued operations. EBITDAR is defined as EBITDA before facility rent expense. EBITDA and EBITDAR are used by management to evaluate financial performance and resource allocation for each entity within the operating units and for the Company as a whole. EBITDA and EBITDAR are commonly used as analytical indicators within the healthcare industry and also serve as measures of leverage capacity and debt service ability. EBITDA and EBITDAR should not be considered as measures of financial performance under generally accepted accounting principles. As the items excluded from EBITDA and EBITDAR are significant components in understanding and assessing financial performance, EBITDA and EBITDAR should not be considered in isolation or as alternatives to net income, cash flows generated by operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity. Because EBITDA and EBITDAR are not measurements determined in accordance with generally accepted accounting principles and are thus susceptible to varying calculations, EBITDA and EBITDAR as presented may not be comparable to other similarly titled measures of other companies.

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
(in thousands)

For the Six Months Ended June 30, 2004
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Home Health Services	Laboratory & Radiology Services	Corporate	Consolidated

Total nonaffiliated net revenues	$ 295,649	$ 54,774	$ 27,403	$ 27,575	$ 16,244	$ 44	$ 421,689

Net segment income (loss)	$ 15,266	$ 6,873	$ 1,430	$ 1,410	$ (7,714)	$ (24,543)	$ (7,278)

Interest, net	1,663	(5)	1	31	(46)	2,313	3,957

Depreciation and amortization	2,458	171	91	302	331	291	3,644

EBITDA	$ 19,387	$ 7,039	$ 1,522	$ 1,743	$ (7,429)	$ (21,939)	$ 323

Facility rent	18,122	436	416	900	410	-	20,284

EBITDAR	$ 37,509	$ 7,475	$ 1,938	$ 2,643	$ (7,019)	$ (21,939)	$ 20,607
	======	=======	=======	=======	======	=======	=======

EBITDA margin	6.6%	12.9%	5.6%	6.3%	(45.7)%		0.1%

EBITDAR margin	12.7%	13.6%	7.1%	9.6%	(43.2)%		4.9%

EBITDA is defined as earnings before depreciation, amortization, interest expense, interest income, income tax expense (benefit), restructuring costs, net, gain on sale of assets, net and gain on extinguishment of debt, net and gain (loss) on discontinued operations. EBITDAR is defined as EBITDA before facility rent expense. EBITDA and EBITDAR are used by management to evaluate financial performance and resource allocation for each entity within the operating units and for the Company as a whole. EBITDA and EBITDAR are commonly used as analytical indicators within the healthcare industry and also serve as measures of leverage capacity and debt service ability. EBITDA and EBITDAR should not be considered as measures of financial performance under generally accepted accounting principles. As the items excluded from EBITDA and EBITDAR are significant components in understanding and assessing financial performance, EBITDA and EBITDAR should not be considered in isolation or as alternatives to net income, cash flows generated by operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity. Because EBITDA and EBITDAR are not measurements determined in accordance with generally accepted accounting principles and are thus susceptible to varying calculations, EBITDA and EBITDAR as presented may not be comparable to other similarly titled measures of other companies.

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
(in thousands)

For the Three Months Ended June 30, 2003
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Home Health Services	Laboratory & Radiology Services	Corporate	Consolidated

Total nonaffiliated net revenues	$ 137,578	$ 27,870	$ 13,236	$ 14,524	$ 10,600	$ 48	$ 203,856

Net segment income (loss)	$ 3,550	$ 4,404	$ 327	$ 1,091	$ 599	$ (14,211)	$ (4,240)

Interest, net	726	(10)	-	-	-	5,536	6,252

Depreciation and amortization	1,117	296	17	121	154	245	1,950

EBITDA	$ 5,393	$ 4,690	$ 344	$ 1,212	$ 753	$ (8,430)	$ 3,962

Facility rent	9,014	198	248	430	185	-	10,075

EBITDAR	$ 14,407	$ 4,888	$ 592	$ 1,642	$ 938	$ (8,430)	$ 14,037
	=======	========	========	=======	========	=======	========

EBITDA margin	3.9%	16.8%	2.6%	8.3%	7.1%		1.9%

EBITDAR margin	10.5%	17.5%	4.5%	11.3%	8.8%		6.9%

EBITDA is defined as earnings before depreciation, amortization, interest expense, interest income, income tax expense (benefit), restructuring costs, net, gain on sale of assets, net and gain on extinguishment of debt, net and gain (loss) on discontinued operations. EBITDAR is defined as EBITDA before facility rent expense. EBITDA and EBITDAR are used by management to evaluate financial performance and resource allocation for each entity within the operating units and for the Company as a whole. EBITDA and EBITDAR are commonly used as analytical indicators within the healthcare industry and also serve as measures of leverage capacity and debt service ability. EBITDA and EBITDAR should not be considered as measures of financial performance under generally accepted accounting principles. As the items excluded from EBITDA and EBITDAR are significant components in understanding and assessing financial performance, EBITDA and EBITDAR should not be considered in isolation or as alternatives to net income, cash flows generated by operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity. Because EBITDA and EBITDAR are not measurements determined in accordance with generally accepted accounting principles and are thus susceptible to varying calculations, EBITDA and EBITDAR as presented may not be comparable to other similarly titled measures of other companies.

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
(in thousands)

For the Six Months Ended June 30, 2003
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Home Health Services	Laboratory & Radiology Services	Corporate	Consolidated

Total nonaffiliated net revenues	$ 274,304	$ 51,405	$ 25,514	$ 28,285	$ 20,192	$ 77	$ 399,777

Net segment income (loss)	$ 7,893	$ 10,195	$ 106	$ 2,084	$ 1,355	$ (31,506)	$ (9,873)

Interest, net	1,537	(19)	-	-	-	9,123	10,641

Depreciation and amortization	2,409	603	32	250	294	243	3,831

EBITDA	$ 11,839	$ 10,779	$ 138	$ 2,334	$ 1,649	$ (22,140)	$ 4,599

Facility rent	17,691	392	474	868	341	-	19,766

EBITDAR	$ 29,530	$ 11,171	$ 612	$ 3,202	$ 1,990	$ (22,140)	$ 24,365
	=======	=======	=======	=======	=======	=======	========

EBITDA margin	4.3%	21.0%	0.5%	8.3%	8.2%		1.2%

EBITDAR margin	10.8%	21.7%	2.4%	11.3%	9.9%		6.1%

EBITDA is defined as earnings before depreciation, amortization, interest expense, interest income, income tax expense (benefit), restructuring costs, net, gain on sale of assets, net and gain on extinguishment of debt, net and gain (loss) on discontinued operations. EBITDAR is defined as EBITDA before facility rent expense. EBITDA and EBITDAR are used by management to evaluate financial performance and resource allocation for each entity within the operating units and for the Company as a whole. EBITDA and EBITDAR are commonly used as analytical indicators within the healthcare industry and also serve as measures of leverage capacity and debt service ability. EBITDA and EBITDAR should not be considered as measures of financial performance under generally accepted accounting principles. As the items excluded from EBITDA and EBITDAR are significant components in understanding and assessing financial performance, EBITDA and EBITDAR should not be considered in isolation or as alternatives to net income, cash flows generated by operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity. Because EBITDA and EBITDAR are not measurements determined in accordance with generally accepted accounting principles and are thus susceptible to varying calculations, EBITDA and EBITDAR as presented may not be comparable to other similarly titled measures of other companies.

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
INPATIENT SERVICES ONLY
(in thousands)

For the Three Months Ended June 30, 2004
(unaudited)

	Inpatient Services- Retained	Inpatient Services- Overhead	Inpatient Services- Other Operations	Subtotal Inpatient Retained	Inpatient Services- Divested/Planned Divested	Total Inpatient Services

Total net revenues	$ 145,155	$ -	$ 661	$ 145,816	$ 2,731	$ 148,547

Net income (loss)	$ 15,792	$ (2,805)	$ 125	$ 13,112	$ (1,683)	$ 11,429

Interest, net	804	-	-	804	(8)	796

Depreciation and amortization	1,211	-	10	1,221	12	1,233

EBITDA	$ 17,807	$ (2,805)	$ 135	$ 15,137	$ (1,679)	$ 13,458

Facility rent	8,672	-	21	8,693	(19)	8,674

EBITDAR	$ 26,479	$ (2,805)	$ 156	$ 23,830	$ (1,698)	$ 22,132
	=========	=========	=========	=========	=========	=========

EBITDA margin	12.3%			10.4%

EBITDAR margin	18.2%			16.3%

EBITDA is defined as earnings before depreciation, amortization, interest expense, interest income, income tax expense (benefit), restructuring costs, net, gain on sale of assets, net and gain on extinguishment of debt, net and gain (loss) on discontinued operations. EBITDAR is defined as EBITDA before facility rent expense. EBITDA and EBITDAR are used by management to evaluate financial performance and resource allocation for each entity within the operating units and for the Company as a whole. EBITDA and EBITDAR are commonly used as analytical indicators within the healthcare industry and also serve as measures of leverage capacity and debt service ability. EBITDA and EBITDAR should not be considered as measures of financial performance under generally accepted accounting principles. As the items excluded from EBITDA and EBITDAR are significant components in understanding and assessing financial performance, EBITDA and EBITDAR should not be considered in isolation or as alternatives to net income, cash flows generated by operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity. Because EBITDA and EBITDAR are not measurements determined in accordance with generally accepted accounting principles and are thus susceptible to varying calculations, EBITDA and EBITDAR as presented may not be comparable to other similarly titled measures of other companies.

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
INPATIENT SERVICES ONLY
(in thousands)

For the Six Months Ended June 30, 2004
(unaudited)

	Inpatient Services- Retained	Inpatient Services- Overhead	Inpatient Services- Other Operations	Subtotal Inpatient Retained	Inpatient Services- Divested/Planned Divested	Total Inpatient Services

Total net revenues	$ 288,360	$ -	$ 1,417	$ 289,777	$ 5,872	$ 295,649

Net income (loss)	$ 22,694	$ (5,759)	$ 289	$ 17,224	$ (1,958)	$ 15,266

Interest, net	1,693	-	-	1,693	(30)	1,663

Depreciation and amortization	2,415	-	21	2,436	22	2,458

EBITDA	$ 26,802	$ (5,759)	$ 310	$ 21,353	$ (1,966)	$ 19,387

Facility rent	18,122	-	43	18,165	(43)	18,122

EBITDAR	$ 44,924	$ (5,759)	$ 353	$ 39,518	$ (2,009)	$ 37,509
	=========	=========	=========	=========	=========	=========

EBITDA margin	9.3%			7.4%

EBITDAR margin	15.6%			13.6%

EBITDA is defined as earnings before depreciation, amortization, interest expense, interest income, income tax expense (benefit), restructuring costs, net, gain on sale of assets, net and gain on extinguishment of debt, net and gain (loss) on discontinued operations. EBITDAR is defined as EBITDA before facility rent expense. EBITDA and EBITDAR are used by management to evaluate financial performance and resource allocation for each entity within the operating units and for the Company as a whole. EBITDA and EBITDAR are commonly used as analytical indicators within the healthcare industry and also serve as measures of leverage capacity and debt service ability. EBITDA and EBITDAR should not be considered as measures of financial performance under generally accepted accounting principles. As the items excluded from EBITDA and EBITDAR are significant components in understanding and assessing financial performance, EBITDA and EBITDAR should not be considered in isolation or as alternatives to net income, cash flows generated by operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity. Because EBITDA and EBITDAR are not measurements determined in accordance with generally accepted accounting principles and are thus susceptible to varying calculations, EBITDA and EBITDAR as presented may not be comparable to other similarly titled measures of other companies.

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
INPATIENT SERVICES ONLY
(in thousands)

For the Three Months Ended June 30, 2003
(unaudited)

	Inpatient Services- Retained	Inpatient Services- Overhead	Inpatient Services- Other Operations	Subtotal Inpatient Retained	Inpatient Services- Divested/Planned Divested	Total Inpatient Services

Total net revenues	$ 132,960	$ -	$ 1,471	$ 134,431	$ 3,147	$ 137,578

Net income (loss)	$ 6,987	$ (3,078)	$ 389	$ 4,298	$ (748)	$ 3,550

Interest, net	740	-	-	740	(14)	726

Depreciation and amortization	1,104	-	11	1,115	2	1,117

EBITDA	$ 8,831	$ (3,078)	$ 400	$ 6,153	$ (760)	$ 5,393

Facility rent	8,806	-	21	8,827	187	9,014

EBITDAR	$ 17,637	$ (3,078)	$ 421	$ 14,980	$ (573)	$ 14,407
	========	=========	=========	=========	=========	=========

EBITDA margin	6.6%			4.6%

EBITDAR margin	13.3%			11.1%

EBITDA is defined as earnings before depreciation, amortization, interest expense, interest income, income tax expense (benefit), restructuring costs, net, gain on sale of assets, net and gain on extinguishment of debt, net and gain (loss) on discontinued operations. EBITDAR is defined as EBITDA before facility rent expense. EBITDA and EBITDAR are used by management to evaluate financial performance and resource allocation for each entity within the operating units and for the Company as a whole. EBITDA and EBITDAR are commonly used as analytical indicators within the healthcare industry and also serve as measures of leverage capacity and debt service ability. EBITDA and EBITDAR should not be considered as measures of financial performance under generally accepted accounting principles. As the items excluded from EBITDA and EBITDAR are significant components in understanding and assessing financial performance, EBITDA and EBITDAR should not be considered in isolation or as alternatives to net income, cash flows generated by operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity. Because EBITDA and EBITDAR are not measurements determined in accordance with generally accepted accounting principles and are thus susceptible to varying calculations, EBITDA and EBITDAR as presented may not be comparable to other similarly titled measures of other companies.

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
INPATIENT SERVICES ONLY
(in thousands)

For the Six Months Ended June 30, 2003
(unaudited)

	Inpatient Services- Retained	Inpatient Services- Overhead	Inpatient Services- Other Operations	Subtotal Inpatient Retained	Inpatient Services- Divested/Planned Divested	Total Inpatient Services

Total net revenues	$ 264,695	$ -	$ 3,293	$ 267,988	$ 6,316	$ 274,304

Net income (loss)	$ 15,028	$ (6,767)	$ 852	$ 9,113	$ (1,220)	$ 7,893

Interest, net	1,560	-	-	1,560	(23)	1,537

Depreciation and amortization	2,363	-	24	2,387	22	2,409

EBITDA	$ 18,951	$ (6,767)	$ 876	$ 13,060	$ (1,221)	$ 11,839

Facility rent	17,288	-	42	17,330	361	17,691

EBITDAR	$ 36,239	$ (6,767)	$ 918	$ 30,390	$ (860)	$ 29,530
	=========	=========	=========	=========	=========	=========

EBITDA margin	7.2%			4.9%

EBITDAR margin	13.7%			11.3%

EBITDA is defined as earnings before depreciation, amortization, interest expense, interest income, income tax expense (benefit), restructuring costs, net, gain on sale of assets, net and gain on extinguishment of debt, net and gain (loss) on discontinued operations. EBITDAR is defined as EBITDA before facility rent expense. EBITDA and EBITDAR are used by management to evaluate financial performance and resource allocation for each entity within the operating units and for the Company as a whole. EBITDA and EBITDAR are commonly used as analytical indicators within the healthcare industry and also serve as measures of leverage capacity and debt service ability. EBITDA and EBITDAR should not be considered as measures of financial performance under generally accepted accounting principles. As the items excluded from EBITDA and EBITDAR are significant components in understanding and assessing financial performance, EBITDA and EBITDAR should not be considered in isolation or as alternatives to net income, cash flows generated by operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity. Because EBITDA and EBITDAR are not measurements determined in accordance with generally accepted accounting principles and are thus susceptible to varying calculations, EBITDA and EBITDAR as presented may not be comparable to other similarly titled measures of other companies.

Sun Healthcare Group, Inc. and Subsidiaries
Selected Operating Statistics
 Continuing Operations

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2004	2003	2004	2003
Number of licensed beds:
SNF	10,632	10,606	10,632	10,606
Hospitals	192	192	192	192

Number of facilities:
SNF	103	103	103	103
Hospitals	3	3	3	3

Occupancy %:
SNF - same store	90.7%	90.4%	90.7%	90.5%
Hospitals	54.8%	54.4%	54.6%	55.5%

Payor Mix % based on patient days - Same Store SNF:
Medicare	12.4%	11.3%	12.5%	11.7%
Medicaid	64.5%	65.4%	64.4%	65.4%
Private and other	23.1%	23.3%	23.1%	22.9%

Payor Mix % based on patient days - Hospitals:
Medicare	72.6%	74.7%	72.2%	75.9%
Medicaid	9.8%	7.4%	8.1%	7.6%
Private and other	17.6%	17.9%	19.7%	16.5%

Payor Mix % based on patient days - Inpatient Services:
Medicare	13.1%	12.1%	13.2%	12.4%
Medicaid	63.9%	64.7%	63.7%	64.7%
Private and other	23.0%	23.2%	23.1%	22.9%

Revenue Mix % of revenues - Same Store SNF:
Medicare	26.1%	24.7%	26.3%	25.2%
Medicaid	51.9%	51.9%	51.6%	51.9%
Private and other	22.0%	23.4%	22.1%	22.9%

Sun Healthcare Group, Inc. and Subsidiaries
Selected Operating Statistics
Continuing Operations

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2004	2003	2004	2003
Revenue Mix % of revenues - Hospitals:
Medicare	76.6%	73.8%	74.9%	74.5%
Medicaid	7.8%	6.6%	7.0%	7.0%
Private and other	15.6%	19.6%	18.1%	18.5%

Revenue Mix % of revenues - Inpatient Services:
Medicare	29.7%	28.1%	29.7%	28.6%
Medicaid	48.7%	48.8%	48.5%	48.8%
Private and other	21.6%	23.1%	21.8%	22.6%

Revenues PPD - Same Store SNF:
Medicare (Part A)	$ 311.97	$ 294.19	$ 312.85	$ 295.32
Medicaid	$ 131.95	$ 119.75	$ 131.10	$ 120.39
Private and other	$ 141.65	$ 136.63	$ 141.42	$ 136.32

Revenues PPD - Hospitals:
Medicare (Part A)	$ 1,047.52	$ 900.42	$ 1,021.58	$ 891.99
Medicaid	$ 880.97	$ 874.53	$ 905.52	$ 867.61
Private and other	$ 1,047.00	$ 1,266.89	$ 1,632.51	$ 374.36

Revenues (in thousands):
Inpatient:
Medicare	$ 42,526	$ 37,749	$ 84,825	$ 76,832
Medicaid	$ 70,965	$ 65,320	$ 140,424	$ 130,731
Private and other	$ 35,056	$ 34,509	$ 70,400	$ 66,741
Subtotal	$ 148,547	$ 137,578	$ 295,649	$ 274,304

Rehabilitation Therapy (non-affiliated)	$ 26,684	$ 27,870	$ 54,774	$ 51,405
Medical Staffing (non-affiliated)	13,628	13,236	27,403	25,514
Home Health (non-affiliated)	13,789	14,524	27,575	28,285
Laboratory and Radiology (non-affiliated)	10,005	10,600	16,244	20,192
Subtotal	$ 64,106	$ 66,230	$ 125,996	$ 125,396
Other - non-core businesses	13	48	44	77
Total	$ 212,666	$ 203,856	$ 421,689	$ 399,777
	=======	=======	=======	=======

Sun Healthcare Group, Inc. and Subsidiaries
Selected Operating Statistics
Continuing Operations

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2004	2003	2004	2003
Rehab contracts:
Affiliated - continuing	92	172	92	172
Non-Affiliated	307	344	307	344

DSO:
Inpatient Services - Same Store SNF	34	42	34	42
Inpatient Services - Hospitals	65	79	65	79
Rehabilitation Therapy	118	102	118	102
Medical Staffing	63	60	63	60
Home Health	59	78	59	78
Radiology	298	227	298	227
Laboratory	212	138	212	138